[logo - American Funds(sm)]

The right choice for the long term(sm)

THE TAX-EXEMPT FUND OF CALIFORNIA

Annual Report for the year ended August 31, 2001
[photograph of the San Francisco Bay]

THE TAX-EXEMPT FUND OF CALIFORNIA(R)


The Tax-Exempt Fund of California is one of the 29 American Funds,(sm) the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company,(sm) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

The Tax-Exempt Fund of California seeks a high level of current income free from federal and California income taxes, with the additional objective of preservation of capital.

INVESTMENT HIGHLIGHTS
through August 31, 2001

12-month total return                    +8.8%*
(income plus capital changes, with
distributions reinvested)
Tax-free distribution rate for August    +4.4%
(income return only, reflecting
maximum sales charge)
Taxable equivalent distribution rate     +7.9%
(for August, assuming a 44.8% maximum
combined state and federal tax rate)
SEC 30-day yield as of August 31         +4.0%
(reflecting maximum sales charge)

*Does not include the 3.75% sales charge.

For current yield information, please call toll-free: 800/421-0180.


Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual compound returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2001 (the most recent calendar quarter):
                                 1 year    5 years     10 years
Class A shares
Reflecting 3.75% maximum
sales charge                     +4.72%    +5.34%      +6.38%

Results for other share classes can be found on page 16.

The fund's 30-day yield for Class A shares as of September 30, 2001, calculated in accordance with the Securities and Exchange Commission formula, was 3.73%. The fund's distribution rate as of that date was 4.06%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the fund's distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

Please see back cover for important information about other share classes.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. Income may be subject to federal alternative minimum taxes. Certain other income, as well as capital gain distributions, may be taxable.

A common link: You may have noticed a new American Funds logo in the upper left corner of the cover. The interlocking boxes have been adopted by all The Capital Group Companies,(sm) of which we are a part. They signify our common commitment to helping our mutual fund shareholders and institutional clients meet their investment goals.

[Begin Sidebar]
The American Funds family and The Capital Group Companies join all Americans saddened by the tragic events of September 11. We extend our thoughts and prayers to the victims and their families and friends.
[End Sidebar]


FELLOW SHAREHOLDERS:

Fiscal 2001 was a rewarding year for investors in The Tax-Exempt Fund of California. Aided by declining interest rates and by renewed faith in the California municipal market, the fund generated a solid return for the 12 months ended August 31.

- If you reinvested dividends totaling 76 cents a share and a capital gain distribution of five cents a share paid in November 2000, your double tax-free income return was 4.8%. To match this return, a shareholder in the maximum 44.8% combined federal and state income bracket would have had to earn 8.7% from a taxable investment.

- If you took your dividends in cash, your income return was 4.7%. This equals a taxable return of 8.5% for those in the highest combined federal and California tax bracket.

Reflecting gains in the prices of a number of securities held by the fund, the share value increased from $16.00 to $16.56 over the 12 months. Taken together, the rising share price and the monthly dividends produced a 12-month total return of 8.8% for those who reinvested. For the same period, the average total return of 107 California tax-exempt bond funds tracked by Lipper Inc. was 9.2%. Over its 15-year lifetime, your fund's average annual total return is 6.8%, compared with 6.7% for 24 comparable funds in existence throughout this period, according to Lipper.


THE YEAR IN REVIEW

The economy of California - and the country as a whole - slowed in fiscal 2001. The weakness appeared first in technology companies and spread to other businesses and industries. Meanwhile, the national bond market began anticipating a general slowdown accompanied by lower interest rates. Those expectations were validated by the Federal Reserve, which reduced the federal funds rate (the rate banks charge each other for overnight loans) nine times between January and early October. The total reduction of four percentage points represented an unusually aggressive rate-cutting effort over a relatively short period. If the economy continues to lose momentum, further cuts are a possibility.

There was another major shift in the market during the fiscal year. Yield spreads - the difference between yields on higher rated and lower rated bonds - stopped widening and began to narrow. A number of the fund's lower rated holdings benefited significantly from this change in direction. These investments are primarily the result of our in-depth research, and many of them had been held for some time in anticipation of the day when their value would begin to be recognized by the marketplace.

In California, the market for tax-exempt issues went through several gyrations. Through December, it was stronger than the national market. After the first of the year, however, it weakened and lagged the national market for several months, primarily because of concerns growing out of the recent power shortage in the state. In July and August, the final two months of the fiscal year, California municipal bond prices rallied as investors began feeling somewhat better about the situation.


MAINTAINING A CONSERVATIVE APPROACH

In view of the uncertainty still surrounding the power supply picture and its effect on the state's economy, The Tax-Exempt Fund of California is maintaining a very conservative investment approach. We have shortened maturities; on August 31 the average life of the portfolio's holdings was 8.5 years versus
10.9 years at the start of the period. We also are continuing to steer clear of investments in California's largest utilities. Additionally, we have sold some holdings that had become fully priced and concentrated our purchases on issues that we feel are more appropriate for the current investment climate. The fund anticipates paying a small capital gain (less than 1%) later in the year.

Finally, we are pleased to report that during the year the fund's net assets grew 21% to $479 million, while the number of shareholder accounts increased 14%.

We look forward to reporting to you again in another six months.

Cordially,

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board

/s/ Abner D. Goldstine
Abner D. Goldstine
President

October 8, 2001


THE VALUE OF A LONG-TERM PERSPECTIVE
How a $10,000 investment has grown
[mountain chart]

              The fund at      The fund at net       Lehman Brothers       Lipper California
              maximum          asset value           Municipal Bond        Municipal Debt
              offering         (not including        Index                 Funds Average
              price            sales charge)

10/28/86      $ 9,625          10,000                10,000                10,000
8/31/87*      9,665            10,039                10,260                 9,999
8/31/88       10,199           10,593                10,966                10,624
8/31/89       11,261           11,697                12,170                11,804
8/31/90       11,706           12,159                12,951                12,388
8/31/91       13,059           13,565                14,478                13,765
8/31/92       14,413           14,970                16,095                15,195
8/31/93       16,298           16,929                18,059                17,085
8/31/94       16,319           16,950                18,084                16,870
8/31/95       17,650           18,334                19,687                18,081
8/31/96       18,647           19,369                20,718                19,103
8/31/97       20,288           21,073                22,634                20,835
8/31/98       21,907           22,755                24,591                22,625
8/31/99       22,009           22,861                24,714                22,300
8/31/00       23,547           24,458                26,389                23,756
8/31/01       25,627/2,3/      26,619/2/             29,078/1/             26,037/2/

/#/For the period October 28, 1986, through August 31, 1987.

/1/With interest compounded. The index is a national index not limited to California bonds. It is unmanaged and does not reflect sales charges, commissions or expenses.

/2/With all distributions reinvested. The Lipper average does not reflect sales charges.

/3/This figure, unlike those shown elsewhere in this report, reflects payment of the maximum sales charge of 3.75% on the $10,000 investment. Thus the net amount invested was $9,625. The maximum sales charge was 4.75% prior to January 10, 2000. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[end chart]


AVERAGE ANNUAL
COMPOUND RETURNS* - CLASS A SHARES
For periods ended 8/31/01
1 year       +4.77%
5 years      +5.76
10 years     +6.57

*Assumes reinvestment of all distributions and payment of the 3.75% maximum sales charge at the beginning of the stated periods.


WHY DOUBLE TAX-FREE INVESTING CAN BE WORTHWHILE

To use this table, find your estimated taxable income to determine your combined federal and California tax rate. Then look at the right-hand column to see what you would have had to earn from a taxable investment to equal the fund's 4.4% tax-exempt distribution rate in August.

Because of tax increases in recent years, many high-income investors are finding that their returns on taxable fixed-income issues have to be even higher to match those currently offered by tax-exempt municipals. For instance, a couple with a taxable income of $150,000 faces a combined federal and California tax rate of 37.0%. In this bracket, the fund's current 4.4% distribution rate would be equivalent to a return on a taxable fixed-income investment of 6.9%.

Your taxable income

Single                    Joint                   Combined           The fund's 4.4%
                                                  federal and        tax-exempt
                                                  California         distribution rate
                                                  tax rate*          in August is
                                                                     equivalent to a
                                                                     taxable
                                                                     distribution rate
                                                                     of:

$20,421-27,050            $40,842-45,200          20.1%              5.4%

27,051-28,348             45,201-56,696           31.9               6.4

28,349-35,826             56,697-71,652           33.3               6.5

35,827-65,550             71,653-109,250          34.2               6.6

65,551-136,750            109,251-166,500         37.0               6.9

136,751-297,350           166,501-297,350         41.5               7.4

Over 297,350              Over 297,350            44.8               7.9


*Based on 2001 federal and 2000 California tax rates.


The Tax-Exempt Fund of California
Investment Portfolio, August 31, 2001

[pie chart]
Portfolio quality ratings

Aaa/AAA 34.4%
Aa/AA 12.4%
A/A 7.9%
Baa/BBB 20.2%
Below investment-grade 19.1%
Cash & short-term securities 6.0%
[end pie chart]


                                                                              Principal    Market
                                                                                 Amount     Value
Fixed Income Securities  -  94.01%                                                (000)     (000)

G.O. Bonds:
 AMBAC Insured, 4.75% 2028                                                        $2,500  $  2,453
 5.00% 2017                                                                        3,000     3,104
 Ref. Bonds, 5.25% 2013                                                            1,250     1,383
 Veterans G.O. Bonds, Series BG, 4.95% 2010                                        1,175     1,261
Educational Facs. Auth. Rev. Bonds:
 California Institute of Technology, Series 1998,                                  5,000     4,725
 4.50% 2027
 University of San Francisco, Series 1996, MBIA                                    1,190     1,371
 Insured, 5.70% 2011
 Stanford University:
  Series N, 5.20% 2027                                                             1,500     1,542
  Series R, 5.00% 2021                                                             4,000     4,107
Health Facs. Fncg. Auth., Hospital Rev. Bonds:
 Catholic Healthcare West, 1998 Series A:
  5.00% 2006                                                                       1,500     1,534
  5.00% 2007                                                                       1,000     1,019
  5.25% 2008                                                                       1,750     1,797
 Downey Community Hospital, Series 1993:
  5.20% 2003                                                                       1,000     1,029
  5.625% 2008                                                                      1,000     1,034
  5.75% 2015                                                                       3,995     4,047
 Little Co. of Mary Health Services, Series 1998,
 AMBAC Insured:
  5.00% 2010                                                                       2,170     2,371
  5.00% 2013                                                                       1,125     1,204
 Pacific Presbyterian Medical Center,1985 Series B,                                3,415     3,532
 INDLC Insured, 6.75% 2015 (Preref. 2002)
Housing Fin. Agcy.:
 Single Family Mortgage Bonds, AMT:
  1995 Issue B-2, AMBAC Insured, 5.70% 2007                                        1,715     1,752
  1997 Series B-3, MBIA Insured, 5.10% 2012                                          720       747
 Single Family Mortgage Rev. Bonds:
  1997 Series C-1, Class 111, MBIA Insured, 5.05% 2011                             1,335     1,386
  1998 Series C-4, Class I, 4.90% 2004                                             2,125     2,230
Pollution Control Fncg. Auth., AMT:
 Resource Recovery Rev. Bonds, Waste Management Inc.                               1,500     1,548
 Guarantee Bond, Series A, 7.15% 2011
 Solid Waste Disposal Ref. Rev. Bonds (USA Waste                                   2,000     2,047
 Services, Inc. Project), Series 1998A, 5.10% 2018
 (Put 2008)
Public Works Board:
 Lease Rev. Bonds, Dept. of Corrections, State Prisons:
  Imperial County, 1991 Series A, 6.50% 2017                                       1,000     1,205
  Lassen County (Susanville), 1993 Series D,                                       2,000     2,210
 FSA Insured, 5.25% 2015
 Lease Rev. Ref. Bonds:
  Dept. of Corrections:
   1998 Series C (State Prison-Monterey County),                                   2,000     2,207
 5.25% 2007
   2001 Series B (Substance Abuse Treatment Fac. And                               1,000     1,077
 State Prison at Corcoran), 5.25% 2012
   Various State Prisons, Series 1993A, AMBAC Insured,                             1,000     1,116
 5.25% 2013
  1998 Series A (Library and Courts Annex                                          1,500     1,674
 Building Complex),
 5.50% 2010
Rural Home Mortgage Fin. Auth., Single Family Mortgage
Rev. Bonds (Mortgage-Backed Securities Program), AMT:
 1995 Series B, 7.75% 2026                                                         1,180     1,272
 1996 Series A, 7.75% 2027 (1)                                                       725       806
Statewide Communities Dev. Auth.:
 Apartment Dev. Rev. Ref. Bonds (Irvine Apartment
 Communities, LP):
  Series 1998A-1, AMT, 5.05% 2025 (Put 2008)                                       5,300     5,366
  Series 1998A-3, 5.10% 2025 (Put 2010)                                            5,000     5,102
  Series 1998A-4, 5.25% 2025 (Put 2013)                                            1,500     1,507
 Catholic Healthcare West, Cert. of Part., 6.50% 2020                              2,500     2,643
 Citrus Valley Health Partners, Inc., Cert. of Part.,                              1,000     1,119
 MBIA Insured, 5.50% 2011
 Hospital Rev. Cert. of  Part., Cedars-Sinai Medical                               5,900     6,724
 Center, Series 1992, 6.50% 2012
 The Internext Group, Cert. of Part.:
  5.375% 2017                                                                      5,375     5,451
  5.375% 2030                                                                      2,000     2,000
 Special Fac. Rev. Bonds (United Air Lines, Inc.-San                               6,070     6,243
 Francisco International Airport Terminal Projects),
 2000 Series A, AMT, 5.70% 2034 (Put 2010)
Dept. of Water Resources, Central Valley Project, Water                            1,000     1,101
 System Rev. Bonds, Series W, 5.50% 2017
County of Alameda, Ref. Cert. of Part., Series 2001A,                              1,000     1,111
 MBIA Insured, 5.375% 2015
Alameda Corridor Transportation Auth., Tax-Exempt                                  1,000     1,051
 Senior Lien Rev. Bonds, Series 1999A, MBIA Insured,
 5.125% 2018
Alta Loma School Dist. (San Bernardino County), G.O.                               2,500       913
 Bonds, 1999 Election, Series A, FGIC Insured, 0% 2021
Anaheim Public Fncg. Auth., Lease Rev. Bonds
 (Anaheim Public Improvement Project), FSA Insured:
 Senior Lease Rev. Bonds, 1997 Series A, 6.00% 2024                                1,500     1,778
 Subordinate Lease Rev. Bonds, 1997 Series C:
  0% 2018                                                                          3,900     1,706
  0% 2022                                                                          2,000       685
City of Antioch, Public Fncg. Auth., 1998 Reassessment                             1,350     1,458
 Rev. Bonds, Subordinated Series B, 5.70% 2010
Association of Bay Area Governments:
 Fin. Auth. for Nonprofit Corps.:
  Cert. of Part.:
   Episcopal Homes Foundation, Series 1997A, 5.25% 2007                            1,615     1,576
   Stanford University Hospital, Series 1993:
    5.75% 2005 (Escrowed to Maturity)                                              1,240     1,389
    5.50% 2013 (Preref. 2005)                                                      1,500     1,666
  Ref. Rev. Cert. of Part.:
   American Baptist Homes Foundation, Series 1998A,                                3,705     3,440
 6.10% 2017
   Episcopal Homes Foundation, Series 1998, 5.00% 2009                             4,600     4,770
  Rev. Bonds (San Diego Hospital Association),
Series 2001A:
   5.50% 2009                                                                      6,800     6,959
   6.125% 2020                                                                     2,000     2,073
 Fin. Auth., Taxable Rev. Ref. Cert. of Part.                                      3,000     2,734
 (American Baptist Homes of the West Facs. Project),
 Series 1997B, 6.20% 2027
Bay Area Toll Auth., San Francisco Bay Area Toll                                   4,000     4,291
 Bridge Rev. Bonds, 2001 Series D, 5.125% 2015
Berkeley Unified School District, Alameda County, 1992                             1,540     1,586
 G.O. Bonds, Series G, FGIC Insured, 5.00% 2018
Redev. Agcy. of the City of Burbank (Golden State
 Redev. Project), Tax Allocation Bonds, 1993 Series A:
 6.00% 2013                                                                        1,500     1,580
 6.00% 2023                                                                        1,000     1,045
 6.25% 2024                                                                        1,450     1,524
Cabrillo Community College Dist., Santa Cruz County,                               1,500       746
 Election of 1998 G.O. Bonds, Series B, FGIC Insured,
 0% 2016
City of Calabasas, Community Facs. Dist. No. 2001-1,                               3,500     3,510
 Special Tax Ref. Bonds, Series 2001, 6.25% 2031
Capistrano Unified School Dist., Community Facs.                                   1,750     1,760
 Dist. No. 98-2 (Ladera), Series 1999 Special Tax
 Bonds, 5.75% 2029
City of Cathedral City, Community Facs. Dist. No. 2000-1,
 Special Tax Bonds:
 6.625% 2023                                                                         815       835
 6.70% 2030                                                                        3,750     3,843
Central California Joint Powers Health Fncg. Auth.,
 Cert. of Part. (Community Hospitals of Central
 California Project):
 Series 2000:
  6.00% 2020                                                                       1,000     1,066
  6.00% 2030                                                                       2,000     2,113
 Series 2001:
  6.00% 2015                                                                       1,000     1,087
  5.625% 2021                                                                      1,000     1,024
Central Valley Fncg. Auth., Cogeneration Project Rev.
 Bonds (Carson Ice-Gen Project), Series 1993:
 6.00% 2009                                                                        1,000     1,046
 6.10% 2013 (Preref. 2003)                                                         1,000     1,085
 6.20% 2020 (Preref. 2003)                                                         1,500     1,630
Central Valley School Districts Fncg. Auth., (School                               1,000     1,186
Dist. G.O. Bond Ref. Program), 1998 Rev. Bonds, Series A,
 MBIA Insured, 6.25% 2011
City of Chino Hills:
 Community Facs. Dist. No. 9 (Rincon Village Area),                                  765       794
 Special Tax Bonds, Series 1998, 6.45% 2023
 Community Facs. Dist. No. 10 (Fairfield Ranch), Special                           2,000     2,136
 Tax Bonds, 6.95% 2030
City of Commerce, Community Dev. Commission, Redev.                                1,000     1,066
 Project No. 1, Subordinate Lien Tax Allocation Ref.
 Bonds, Series 1997 B, 5.50% 2008
County of Contra Costa Public Fncg. Auth., 1999 Tax                                4,000     3,879
 Allocation Rev. Bonds (Pleasant Hill BART, North
 Richmond, Bay Point, Oakley and Rodeo Redev.
 Projects) 5.25%2028
East Bay Municipal Utility Dist. (Alameda and Contra                               7,000     7,551
 Costa Counties), Water System Subordinated Rev. Bonds,
 Series 2001, 5.25% 2016
County of El Dorado, Community Facs. Dist. No. 1992-1                                995     1,038
(El Dorado Hills Dev.), Series 1999 Special Tax Bonds,
 6.125% 2016
City of Folsom, Community Facs. Dist. No. 10, Special
 Tax Bonds, Series 1999:
 6.20% 2011                                                                        1,475     1,616
 7.00% 2024                                                                        1,000     1,092
City of Fontana, Community Facs. Dist. No. 12 (Sierra                              1,105     1,186
 Lakes), Special Tax Bonds, Series 1999, 6.50% 2015
Foothill-De Anza Community College Dist., Santa Clara                              5,555     2,299
County, Election of 1999 G.O. Bonds, Series A, MBIA
 Insured, 0% 2019
Foothill/Eastern Transportation Corridor Agcy., Toll                               1,000     1,174
 Road Rev. Bonds, Series 1995A, 6.00% 2016 (Preref. 2010)
Golden West Schools Fncg. Auth., 1999 Rev. Bonds (School                           2,750     1,209
 Dist. G.O. Bonds Ref. Program) Series A, MBIA Insured,
 0% 2018
Imperial Irrigation Dist., 1998 Electric System Ref.                               2,000     2,066
 Rev. Bonds, MBIA Insured, 5.00% 2018
City of Irvine:
 Assessment Dist. No. 94-13 (Oak Creek), Limited                                   1,000     1,028
 Obligation Improvement Bonds, Group Two, 5.875% 2017
 Assessment Dist. No. 95-12 Limited Obligation                                     1,000       997
 Improvement Bonds, Group Three, 5.50% 2021
City of Long Beach:
 Bond Fin. Auth., Lease Rev. Ref. Bonds (Aquarium of the                           4,380     4,853
 Pacific Project), Series 2001, AMBAC Insured, 5.50% 2016
 Fncg. Auth. Rev. Bonds, Series 1992, AMBAC Insured,                                 750       889
 6.00% 2017
 Harbor Rev. Bonds, AMT:
  Series 1993, 5.125% 2018                                                         1,000     1,010
  Series 2000A, FGIC Insured, 5.75% 2013                                           2,500     2,781
City of Los Angeles:
 Community Redev. Agcy., Central Business Dist.                                    2,000     2,008
 Redev. Project, Tax Allocation Ref. Bonds, Series I,
 5.00% 2001
 Harbor Dept. Rev. Bonds:
  Issue 1988, 7.60% 2018 (Escrowed to Maturity)                                    1,750     2,249
  Issue 1996, AMT, 5.50% 2007                                                      3,675     4,012
 Multi-family Housing Rev. Bonds (GNMA Collateralized                              2,005     2,109
 - Ridgecroft Apartments Project), Series 1997E, AMT,
 6.125% 2027
 State Building Auth., Lease Rev. Bonds (Dept. of                                  1,000     1,082
 General Services Lease), Series 1999A, 5.40% 2015
Dept. of Water and Power:
 Power System Rev. Bonds, 2001 Series A, Subseries A-1,                            7,500     8,138
 5.25% 2015
 Water System Rev. Bonds, 2001 Series A, 5.125% 2032                               1,000     1,015
County of Los Angeles:
 Capital Asset Leasing Corp., Cert. of Part. (Marina del
 Rey), 1993 Series A:
  6.25% 2003                                                                       1,155     1,202
  6.50% 2008                                                                       6,000     6,355
 Los Angeles Community College Dist., G.O. Bonds, 2001                             4,500     4,976
 Election, Series A, 5.50% 2016
 Metropolitan Transportation Auth., Proposition A First
 Tier Senior Sales Tax Rev. Ref. Bonds, Series 2001-B,
 FSA Insured:
  5.25% 2015                                                                       1,500     1,640
  5.25% 2017                                                                       3,530     3,797
Metropolitan Water Dist. of Southern California:
 Water Rev. Bonds, Series 1997A, MBIA insured,                                     2,500     2,523
 5.00% 2026
 Water Rev. Ref. Bonds, 2001 Series A:
  5.375% 2013                                                                      4,000     4,489
  5.00% 2029                                                                       1,000     1,008
Northern California Power Agcy., Geothermal Project
 Number 3 Special Rev. Bonds, 1993 Ref. Series A:
 5.60% 2006 (Escrowed to Maturity)                                                 1,000     1,121
 5.65% 2007 (Escrowed to Maturity)                                                 1,025     1,163
Tobacco Securitization Auth. of Northern California,
 Tobacco Settlement Asset-Backed Bonds (Sacramento
 County Tobacco Securitization Corp.):
 Series 2001A, 5.25% 2031                                                          1,000     1,010
 Series 2001B, 5.00% 2028                                                          2,000     2,007
Oak Park Unified School Dist., Ventura County, G.O.                                2,300     1,230
 Bonds, Series 2000 Election of 1977, FSA Insured,
 0% 2015
Port of Oakland, Rev. Bonds, 2000 Series K, AMT,
 FGIC Insured:
 5.25% 2007                                                                        2,000     2,193
 5.75% 2014                                                                        1,500     1,656
County of Orange:
 Aliso Viejo Special Tax Bonds of Community Facs. Dist.                            1,000     1,066
 No. 88-1, Series A of 1992, 7.35% 2018 (Preref. 2002)
 Community Facs. Dist. (Ladera Ranch):
  No. 99-1, Series A of 1999, Special Tax Bonds,                                   1,000     1,085
 6.70% 2029
  No. 2000-1, Series A of 2000, Special Tax Bonds:
   6.20% 2023                                                                      1,780     1,840
   6.25% 2030                                                                      1,800     1,860
 Limited Obligation Improvement Bonds, Irvine Coast                                  900       925
 Assessment Dist. No. 88-1, 1998 Series A, 5.25% 2009
 Local Transportation Auth., First Senior Fixed-Rate                               1,500     1,736
 Bonds, MBIA Insured, 6.00% 2009
 Recovery Cert. of Part., 1996 Series A, MBIA Insured,                             1,500     1,736
 6.00% 2008
South Orange County Public Fncg. Auth., Special Tax                                1,600     1,781
 Rev. Bonds, 1999 Series A, FSA Insured, 5.375% 2011
Orange County Water Dist., Rev. Cert. of Part., Series                             1,960     2,049
 1999A, 5.25% 2022
City of Oxnard, Assessment Dist. No. 97-1-R (Pacific
 Commerce Center), Limited Obligation Ref. Bonds:
 5.60% 2005                                                                        2,765     2,867
 5.70% 2006                                                                        1,145     1,187
Pleasanton Joint Powers Fncg. Auth., Reassessment Rev.
 Bonds, 1993 Series A:
 5.70% 2001                                                                        3,665     3,665
 6.15% 2012                                                                        1,740     1,830
City of Poway, Community Facs. Dist. No. 88-1 (Parkway
 Business Centre), Special Tax Ref. Bonds, Series 1998:
 6.50% 2008                                                                        2,000     2,231
 6.50% 2009                                                                        1,320     1,476
 6.50% 2010                                                                        1,715     1,919
 6.75% 2015                                                                        2,050     2,253
Poway Unified School Dist., Community Facs. Dist. No. 1,                           1,000     1,090
 Series 1998 Special Tax Bonds, MBIA Insured, 5.00% 2010
Commonwealth of Puerto Rico:
 Children's Trust Fund, Tobacco Settlement Asset-Backed
 Bonds, Series 2000:
  5.75% 2009                                                                       2,000     2,210
  5.75% 2020                                                                       3,115     3,334
 Infrastructure Fncg. Auth., Special Obligation Bonds,                             2,500     2,684
 2000 Series A, 5.50% 2032
 Public Improvement Ref. Bonds, Series 1998B, MBIA                                 4,575     5,229
 Insured, 5.75% 2009
City of Riverside, Electric Rev. Bonds, Issue of 2001,                             1,000     1,095
 FSA Insured, 5.25% 2015
Riverside County Public Fncg. Auth., Cert. of Part.,                                 950       969
 Air Force Village West, Inc., 5.40% 2009
City of Roseville:
 Highland Reserve North Community Facs. Dist. No. 1,                               1,000     1,090
 Special Tax Bonds, Series 1999, 6.00% 2011
 North Roseville Community Facs. Dist. No. 1, Special                              1,775     1,815
 Tax Bonds, Series 1998, 5.20% 2007
 Woodcreek West Community Facs. Dist. No. 1, Special
 Tax Bonds, Series 1999:
  6.50% 2015                                                                       1,000     1,086
  6.70% 2025                                                                       1,750     1,889
City of Sacramento, Fncg. Auth., 2001 Capital
 Improvement Rev. Bonds, Series A (Water and Capital
 Improvement Projects), AMBAC Insured:
 5.50% 2015                                                                        2,000     2,224
 5.50% 2016                                                                        5,435     6,002
Sacramento Cogeneration Auth., Cogeneration Project
 Rev. Bonds (Procter & Gamble Project), 1995 Series:
 7.00% 2005                                                                        1,700     1,889
 6.375% 2010                                                                       1,600     1,732
 6.375% 2010 (Preref. 2005)                                                        1,085     1,250
 6.50% 2014 (Preref. 2005)                                                         1,000     1,157
 6.50% 2021 (Preref. 2005)                                                         4,000     4,626
Sacramento Municipal Utility Dist.:
 Electric Rev. Bonds, 1997 Series K, AMBAC Insured,                                2,500     2,881
 5.70% 2017
 Electric Rev. Ref. Bonds, 2001 Series O, MBIA Insured,                            1,280     1,392
 5.25% 2015
Sacramento Power Auth., Cogeneration Project Rev. Bonds,                           1,500     1,568
 1995 Series, 6.00% 2003
County of Sacramento:
 Airport System PFC and Subordinated Rev. Ref. Bonds,                              3,000     3,033
 Series 1998B, FGIC Insured, 5.00% 2026
 Laguna Creek Ranch/Elliott Ranch Community Facs. Dist.
 No. 1, Improvement Area No. 2 Special Tax Ref. Bonds
 (Elliott Ranch):
  6.00% 2012                                                                         880       950
  6.10% 2013                                                                         665       718
  6.30% 2021                                                                         500       526
 Single Family Mortgage Rev. Bonds (GNMA Mortgage-Backed                           1,500     2,242
 Securities Program), Issue A of 1987, AMT, 9.00% 2019
 (Escrowed to Maturity)
County of San Bernardino Housing Auth.:
 Multi-family Housing Rev. Bonds (Fannie Mae Program                                 940       976
 - Villa Serena Project), Series 1985, 4.95% 2007
 Multi-family Housing Rev. Ref. Bonds (Equity                                      1,000     1,023
 Residential/Redlands Lawn & Tennis Apartments),
 Issue 1999A, 5.20% 2029 (Put 2009)
County of San Diego, Reassessment Dist. No. 97-1
 (4-S Ranch), Limited Obligation Improvement Bonds:
 5.90% 2007                                                                        1,425     1,479
 5.90% 2008                                                                          995     1,032
San Diego Unified School Dist., 1999 G.O. Bonds (Election                          3,000     1,408
 of 1998, Series A), Capital Appreciation Bonds, FGIC
 Insured, 0% 2017
City and County of San Francisco, AMT:
 Airport Commission, San Francisco International Airport,
 Second Series Rev. Bonds:
  Issue 22 Bonds, AMBAC Insured, 5.00% 2019                                        1,000     1,009
  Issue 26A, FGIC Insured:
   5.00% 2010                                                                      1,915     2,058
   5.00% 2011                                                                      2,030     2,177
   5.00% 2017                                                                      2,000     2,035
 Redev. Agcy., Residential Fac. Rev. Bonds (Coventry                               5,000     4,527
 Park Project), Series 1996A, 8.50% 2026
County of San Joaquin, Cert. of Part. (1993 General                                1,000     1,101
Hospital Project), 6.625% 2020 (Preref. 2003)
San Joaquin Hills Transportation Corridor Agcy.:
 Senior Lien Toll Road Rev. Bonds (Orange County),
 (Escrowed to Maturity):
  0% 2014                                                                          4,000     2,331
  0% 2019                                                                          4,150     1,813
  0% 2023                                                                         14,900     5,136
 Junior Lien Toll Road Rev. Bonds (Orange County),                                 1,500     1,032
 0% 2011 (Escrowed to Maturity)
 Toll Road Ref. Rev. Capital Appreciation Bonds, Series                            3,765     1,499
 1997A, MBIA Insured, 0% 2020
City of San Jose:
 G.O. Bonds, Series 2001 (Libraries and Parks Project),                            2,365     2,427
 5.10% 2024
 Redev. Agcy., Multi-family Housing Rev. Bonds (GNMA
 Collateralized - The Miraido Village), Series
 1997A, AMT:
  5.30% 2012                                                                         865       901
  5.65% 2022                                                                       1,490     1,539
San Marcos Public Facs. Auth.:
 1989 Public Facs. Rev. Bonds (Community Facs. Dist.                               4,015     1,684
 No. 88-1), 0% 2019 (Escrowed to Maturity)
 Ref. Rev. Bonds, Series 1998:
  5.50% 2010                                                                       4,295     4,520
  5.80% 2027                                                                       1,000     1,002
San Mateo County Transit Dist., Limited Tax Bonds,                                 2,500     2,821
 1997 Series A, MBIA Insured, 5.50% 2017
Santa Ana Fncg. Auth., Police Administration and                                   1,000     1,208
Holding Fac. Lease Rev. Bonds, MBIA Insured, Series
 1994A, 6.25% 2019
Santa Clara County Fncg. Auth., Lease Rev. Bonds (VMC                              2,200     2,844
 Fac. Replacement Project), 1994 Series A, AMBAC Insured,
 7.75% 2009
Shafter Joint Powers Fin. Auth., Lease Rev. Bonds,
 1997 Series A, (Community Correctional Fac. Acquisition
 Project):
 5.50% 2006                                                                        1,535     1,625
 5.95% 2011                                                                        1,700     1,861
Southern California Home Fncg. Auth., Single Family                                  645       660
 Mortgage Rev. Bonds (GNMA and FNMA Mortgage-Backed
 Securities Program), 1992 Series A, AMT, 6.75% 2022
South Placer Wastewater Auth., Wastewater Rev. Bonds,
 Series A, FGIC Insured:
 5.00% 2019                                                                        2,510     2,600
 5.25% 2023                                                                        2,000     2,095
South Tahoe Joint Powers Fncg. Auth.:
 Ref. Rev. Bonds, (South Tahoe Redev. Project Area No.                             3,250     3,382
 1), 1995 Series B, 6.25% 2020
 Subordinate Bond Anticipation Notes (South Tahoe
 Redev. Project Area No. 1):
  Series 1999A, 7.30% 2007                                                         4,500     4,734
  Series 1999B, 7.30% 2007                                                         1,000     1,052
City of Stockton, Mello-Roos Rev. Bonds, Community
 Facs. Dist. No. 90-2B (Brookside Estates),
 Series 1997A:
 5.95% 2010                                                                        1,000     1,065
 6.20% 2015                                                                        1,750     1,844
Community Facs. Dist. No. 88-12 of the City of Temecula                              745       774
 (Ynez Corridor), Special Tax Ref. Bonds, 1998 Series
 A, 5.25% 2008
City of Torrance, Hospital Rev. Bonds (Torrance Memorial
 Medical Center), Series 2001A:
 6.00% 2022                                                                        1,000     1,089
 5.50% 2031                                                                        1,000     1,020
Community Facs. Dist. No. 97-1 of the Tustin Unified                               3,000     3,126
 School Dist., Series 2000, Special Tax Bonds,
 6.375% 2035
The Regents of the University of California, Rev. Bonds
 (Multiple Purpose Projects):
 Series K, 5.00% 2021                                                              1,000     1,020
 Series M, FGIC Insured, 5.125% 2015                                               4,035     4,317
Virgin Islands Public Fin. Auth., Rev. and Ref. Bonds
 (Matching Fund Loans Notes):
 Senior Lien:
  Series 1998 A:
   5.20% 2009                                                                        500       524
   5.20% 2010                                                                      1,000     1,046
   5.30% 2011                                                                      2,000     2,089
  Series 1998 C:
   5.50% 2005                                                                      2,500     2,655
   5.50% 2008                                                                      1,000     1,074
 Subordinate Lien, Series 1998 D:
  5.50% 2003                                                                       1,895     1,949
  6.00% 2004                                                                       1,000     1,045
  6.00% 2006                                                                       1,000     1,054
Washington Township Health Care Dist., Rev. Bonds,
 Series 1999:
 5.00% 2010                                                                        1,210     1,277
 5.00% 2013                                                                        1,100     1,138
 5.00% 2018                                                                        2,750     2,770
City of West Sacramento, Limited Obligation Ref.                                     500       517
 Improvement Bonds, Reassessment Dist. of 1998,
 5.20% 2008
West Sacramento Fncg. Auth., Special Tax Rev. Bonds,
 Series F:
 5.75% 2011                                                                        1,540     1,599
 5.85% 2013                                                                        1,725     1,779
Yorba Linda Public Fncg. Auth., Rev. Bonds (Black Gold                             5,500     5,660
 Golf Course Project), Series  2000, 7.50% 2030

                                                                                           450,168



                                                                              Principal    Market
                                                                                 Amount     Value
Short-Term Securities  -  5.60%                                                   (000)     (000)

G.O. Bonds:
 4.00% 10/1/2001                                                                   1,500     1,502
 4.25% 12/1/2001                                                                   1,000     1,004
City of Irvine, Assessment Dist. No. 94-15 (Orange                                 1,200     1,200
 County), Limited Obligation Improvement Bonds,
 2.35% 9/2/2020 (1)
Irvine Ranch Water Dist.:
 Consolidated Ref. Series 1993A, G.O. of Improvement                               1,300     1,300
 Dist. Nos. 103, 105, 109, 121, 140, 161, 3(203),
 221, 250, 261 and 290, 2.30% 5/1/2009 (1)
 Consolidated Ref. Series 1995, G.O. of Improvement,                                 200       200
 Dist. Nos. 102, 103, 105 and 106, 2.30% 9/1/2006 (1)
County of Los Angeles, 2001-2002 Tax and Rev.                                      8,000     8,090
 Anticipation Notes, Series A, 3.75% 6/28/2002
Pollution Control Fncg. Auth., Solid Waste Disposal
 Rev. Bonds:
 Shell Oil Co. Martinez Project, Series 1994A, AMT,                                1,100     1,100
 2.35% 10/1/2024 (1)
 Shell Martinez Refining Co. Project, Series 1996B,                                1,300     1,300
 AMT, 2.35% 10/1/2031 (1)
County of Sacramento, 2000 Tax and Rev. Anticipation                               3,500     3,504
 Notes, 5.25% 10/4/2001
Housing Auth. of the City of San Diego, Multi-family                               7,600     7,600
 Housing Rev. Bonds, 1985 Issue K (La Cima Apartments),
 1.85% 12/1/2022 (1)
                                                                                            26,800


TOTAL INVESTMENT SECURITIES (cost: $450,381,000)                                           476,968
Excess of cash and receivables over payables                                                 1,894

NET ASSETS                                                                                $478,862

(1) Coupon rate changes periodically; the date of the next scheduled coupon rate change is considered to be the maturity date.

See Notes to Financial Statements

Key to Abbreviations
Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
Cert. of Part. = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue

The Tax-Exempt Fund of California
Financial statements
Statement of assets and liabilities
at August 31, 2001                                          (dollars in      thousands)

Assets:
 Investment securities at market
  (cost: $450,381)                                                             $476,968
 Cash                                                                               174
 Receivables for -
  Sales of fund's shares                                         $1,809
  Dividends and interest                                          6,428
  Other                                                               4           8,241
                                                                                485,383
Liabilities:
 Payables for -
  Purchases of investments                                        5,000
  Repurchases of fund's shares                                      422
  Dividends on fund's shares                                        706
  Management services                                               148
  Other expenses                                                    245           6,521
Net assets at August 31, 2001                                                  $478,862

 Shares of beneficial interest issued
   and outstanding - unlimited
 shares authorized
 Class A shares:
  Net assets                                                                   $469,796
  Shares outstanding                                                         28,365,343
  Net asset value per share                                                      $16.56
 Class B shares:
  Net assets                                                                     $4,316
  Shares outstanding                                                            260,588
  Net asset value per share                                                      $16.56
 Class C shares:
  Net assets                                                                     $3,350
  Shares outstanding                                                            202,314
  Net asset value per share                                                      $16.56
 Class F shares:
  Net assets                                                                     $1,400
  Shares outstanding                                                             84,546
  Net asset value per share                                                      $16.56




Statement of operations
for the year ended August 31, 2001                          (dollars in      thousands)
Investment income:
 Income:
  Interest                                                                      $22,869

 Expenses:
  Management services fee                                        $1,646
  Distribution expenses - Class A                                 1,070
  Distribution expenses - Class B                                    25
  Distribution expenses - Class C                                     5
  Distribution expenses - Class F                                     1
  Transfer agent fee - Class A                                       89
  Transfer agent fee - Class B                                        1
  Administrative services fees - Class C                              1
  Administrative services fees - Class F                              1
  Reports to shareholders                                            34
  Registration statement and prospectus                              10
  Postage, stationery and supplies                                   20
  Trustees' fees                                                     12
  Auditing and legal fees                                            49
  Custodian fee                                                       9
  Taxes other than federal income tax                                 6           2,979
 Net investment income                                                           19,890


Realized gain and unrealized
 appreciation on investments:
 Net realized gain                                                                1,941
 Net unrealized appreciation on investments                                      15,157
  Net realized gain and
   unrealized appreciation on investments                                        17,098
Net increase in net assets resulting
 from operations                                                                $36,988





Statement of changes in net assets                          (dollars in      thousands)


                                                             Year ended      August 31,
                                                                    2001            2000
Operations:
 Net investment income                                          $19,890         $17,699
 Net realized gain on investments                                 1,941           1,655
 Net unrealized appreciation
  on investments                                                 15,157           6,031
  Net increase in net assets
   resulting from operations                                     36,988          25,385
Dividends and distributions paid to
 shareholders:
 Dividends from net investment income:
  Class A                                                       (20,095)        (17,704)
  Class B                                                           (95)             (7)
  Class C                                                           (17)              -
  Class F                                                           (11)              -
 Distributions from net realized
 gain on investments:
  Class A                                                        (1,350)           (725)
  Class B                                                            (5)              -
   Total dividends and distributions                            (21,573)        (18,436)

Capital share transactions:
 Proceeds from shares sold                                      131,456          99,470
 Proceeds from shares issued in reinvestment
  of net investment income dividends and
  distributions of net realized gain                             12,541          10,248
 on investments
 Cost of shares repurchased                                     (75,486)       (100,734)
  Net increase in net assets resulting
   from capital share transactions                               68,511           8,984
Total increase in net assets                                     83,926          15,933

Net assets:
Beginning of year                                               394,936         379,003
End of year (including undistributed
 net investment income: $4 and $38,
 respectively)                                                 $478,862        $394,936


See Notes to Financial Statements


Notes to financial statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The American Funds Tax-Exempt II Series (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, The Tax-Exempt Fund of California (the "fund"). The fund seeks a high level of current income exempt from regular federal and California income taxes, with additional objective of preservation of capital.

The fund offers four classes of shares as described below:

 Class A shares are sold with an initial sales charge of up to 3.75%.

Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.

Class C shares are sold without an initial sales charge but are subject to a CDSC of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.

Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or CDSC.

Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights, except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and expenses. Differences in class-specific expenses will result in the payment of different per share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the fund's Board of Trustees.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or when-issued basis, the trust will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Interest income is recognized on an accrual basis. Premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security. Amortization of market discounts on securities is recognized upon disposition.

On September 1, 2001, the fund will begin amortizing discount daily over the expected life of fixed-income securities to conform with a recent change in generally accepted accounting principles for mutual funds. Adopting this change will not impact the fund's net asset value and will result in changes to the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. These adjustments will be based on the fixed-income securities held by the fund on September 1, 2001. Because the fund determines its required distributions under federal income tax laws, adoption of this principle will not affect the amount of distributions paid to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

Class allocations - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.

2. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the fund.

As of August 31, 2001, the cost of investment securities for book and federal income tax reporting purposes was $450,381,000. Net unrealized appreciation on investments aggregated $26,587,000; $27,562,000 related to appreciated securities and $975,000 related to depreciated securities. For the year ended August 31, 2001, the fund realized tax basis net capital gains of $1,828,000. In addition, the fund has deferred, for tax purposes, to fiscal year ending August 31, 2002, the recognition of capital losses totaling $242,000, which were realized during the period November 1, 2000 through August 31, 2001.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $1,646,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which certain officers and Trustees of the fund are affiliated.

The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on an annual rate of 0.30% of the first $60 million of daily net assets and 0.21% of such assets in excess of $60 million. The agreement also provides for monthly fees, accrued daily, of 3.00% of the fund's monthly gross investment income. For the year ended August 31, 2001, the management services fee was equivalent to an annualized rate of 0.381% of average daily net assets.

DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Trustees. The plans provide for annual expenses, based on average daily net assets, of up to 0.25% for Class A shares, 1.00% for Class B and Class C shares, and up to 0.50% for Class F shares.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares, for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:

CLASS A SHARES - Approved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the overall 0.25% annual expense limit for Class A shares is not exceeded. For the year ended August 31, 2001, aggregate distribution expenses were limited to $1,070,000, or 0.25% of average daily net assets attributable to Class A shares. As of August 31, 2001, unreimbursed expenses which remain subject to reimbursement totaled $49,000.

CLASS B SHARES - In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. For the year ended August 31, 2001, aggregate distribution expenses were $25,000, or 1.00% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Trustees has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the period ended August 31, 2001, aggregate distribution expenses were $5,000, or 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Trustees has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the period ended August 31, 2001, aggregate distribution expenses were $1,000, or 0.25% of average daily net assets attributable to Class F shares.

As of August 31, 2001, aggregate distribution expenses payable to AFD for all share classes were $184,000.

AFD received $203,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares for the year ended August 31, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

TRANSFER AGENT FEE - A fee of $90,000 was incurred during the year ended August 31, 2001, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. As of August 31, 2001, aggregate transfer agent fees payable to AFS for Class A and Class B shares were $7,000.

ADMINISTRATIVE SERVICES FEES - The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the period ended August 31, 2001, total fees under the agreement were $2,000. As of August 31, 2001, aggregate administrative services fees payable to CRMC for Class C and Class F shares were $1,000.

DEFERRED TRUSTEES' FEES - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of August 31, 2001, the cumulative amount of these liabilities was $32,000. Trustees' fees on the Statement of Operations include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of deferred compensation.

AFFILIATED TRUSTEES AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Trustees are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $180,603,000 and $106,082,000, respectively, during the year ended August 31, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the year ended August 31, 2001, the custodian fee of $9,000 was paid by these credits rather than in cash.

For the year ended August 31, 2001, the fund reclassified $293,000 from undistributed net realized gains to undistributed net investment income to reflect permanent differences between book and tax reporting.

As of August 31, 2001, net assets consisted of the following:

                                                                      (dollars in thousands)
Capital paid in on shares of beneficial interest                                    $450,354
Undistributed net investment income                                                        4
Undistributed net realized gain                                                        1,917
Net unrealized appreciation                                                           26,587
Net assets                                                                          $478,862

Capital share transactions in the fund were as follows:
<table>                                                  Year ended                      Year ended
                                                         August, 31            2001      August, 31            2000
                                                       Amount (000)          Shares    Amount (000)          Shares
Class A Shares:
  Sold                                                   $  122,799       7,606,060      $   98,529       6,365,894
  Reinvestment of dividends                                  12,454         773,571          10,243         661,691
  and distributions
  Repurchased                                               (74,644)     (4,633,066)       (100,710)     (6,520,421)
   Net increase in Class A                                   60,609       3,746,565           8,062         507,164
Class B Shares: (1)
  Sold                                                        3,676         227,883             941          60,296
  Reinvestment of dividends                                      66           4,062               5             327
  and distributions
  Repurchased                                                  (487)        (30,470)            (24)         (1,510)
   Net increase in Class B                                    3,255         201,475             922          59,113
Class C Shares: (2)
  Sold                                                        3,521         217,296             -               -
  Reinvestment of dividends                                      11             663             -               -
  and distributions
  Repurchased                                                  (253)        (15,645)            -               -
   Net increase in Class C                                    3,279         202,314             -               -
Class F Shares: (2)
  Sold                                                        1,460          90,166             -               -
  Reinvestment of dividends                                      10             633             -               -
  and distributions
  Repurchased                                                  (102)         (6,253)            -               -
   Net increase in Class F                                    1,368          84,546             -               -
Total net increase in fund                               $   68,511       4,234,900      $    8,984         566,277

(1) Class B shares were not offered
 before March 15, 2000.
(2) Class C and Class F shares were not
 offered before March 15, 2001.

Per-share data and ratios

                                                                          Class A

                                                        Year ended                  August 31,
                                                                              2001         2000     1999
Net asset value, beginning of year                                         $16.00       $15.72   $16.60

 Income from investment operations :
  Net investment income                                                   .74 (1)      .74 (1)      .74
  Net gains/(losses) on securities                                        .63 (1)      .31 (1)     (.65)
 (both realized and unrealized)
   Total from investment operations                                          1.37         1.05      .09

 Less distributions :
  Dividends (from net investment income)                                     (.76)        (.74)    (.74)
  Distributions (from capital gains)                                         (.05)        (.03)    (.23)
   Total distributions                                                       (.81)        (.77)    (.97)

Net asset value, end of year                                               $16.56       $16.00   $15.72

Total return (2)                                                             8.83%        6.99%     .47%

Ratios/supplemental data:
 Net assets, end of year (in millions)                                       $470         $394     $379
 Ratio of expenses to average net assets                                      .69%         .72%     .70%
 Ratio of net income to average net assets                                   4.62%        4.78%    4.55%

                                                        Year ended                  August 31,
                                                                              1998         1997
Net asset value, beginning of year                                         $16.22       $15.78

 Income from investment operations :
  Net investment income                                                       .79          .83
  Net gains/(losses) on securities                                            .47          .53
 (both realized and unrealized)
   Total from investment operations                                          1.26         1.36

 Less distributions :
  Dividends (from net investment income)                                     (.80)        (.83)
  Distributions (from capital gains)                                         (.08)        (.09)
   Total distributions                                                       (.88)        (.92)

Net asset value, end of year                                               $16.60       $16.22

Total return (2)                                                             7.98%        8.80%

Ratios/supplemental data:
 Net assets, end of year (in millions)                                       $358         $289
 Ratio of expenses to average net assets                                      .71%         .72%
 Ratio of net income to average net assets                                   4.83%        5.15%



                                                                          Class B
                                                                             Year     March 15
                                                                            ended           to
                                                                       August 31,   August 31,
                                                                             2001     2000 (3)
Net asset value, beginning of period                                       $16.00       $15.38

 Income from investment operations :
  Net investment income (1)                                                   .62          .24
  Net gains/(losses) on securities                                            .63          .67
 (both realized and unrealized) (1)
   Total from investment operations                                          1.25          .91

 Less distributions :
  Dividends (from net investment income)                                     (.64)        (.29)
  Distributions (from capital gains)                                         (.05)           -
   Total distributions                                                       (.69)        (.29)

Net asset value, end of period                                             $16.56       $16.00

Total return (2)                                                             8.04%        5.99%

Ratios/supplemental data:
 Net assets, end of period (in millions)                                       $4           $1
 Ratio of expenses to average net assets                                     1.43%        1.44%
 Ratio of net income to average net assets                                   3.80%        1.77%

                                                                          Class C      Class F
                                                                         March 15     March 15
                                                                               to           to
                                                                       August 31,   August 31,
                                                                         2001 (3)     2001 (3)
Net asset value, beginning of period                                       $16.26       $16.26

 Income from investment operations :
  Net investment income (1)                                                   .25          .29
  Net gains/(losses) on securities                                            .30          .30
 (both realized and unrealized) (1)
   Total from investment operations                                           .55          .59

 Less distributions :
  Dividends (from net investment income)                                     (.25)        (.29)
  Distributions (from capital gains)                                            -            -
   Total distributions                                                       (.25)        (.29)

Net asset value, end of period                                             $16.56       $16.56

Total return (2)                                                             3.41%        3.72%

Ratios/supplemental data:
 Net assets, end of period (in millions)                                       $3           $1
 Ratio of expenses to average net assets                                      .76%         .44%
 Ratio of net income to average net assets                                   1.62%        1.95%

Supplemental data - all classes


                                                             Year ended August 31
                                                                              2001         2000
Portfolio turnover rate                                                     26.56%       41.68%

                                                                              1999         1998
Portfolio turnover rate                                                     22.68%       27.78%

                                                                              1997
Portfolio turnover rate                                                     15.68%



1) Based on average shares outstanding.
2) Total returns exclude all sales
 charges, including contingent deferred
 sales charges.
3) Based on operations for the period
 shown and, accordingly, not
 representative of a full year
(unless otherwise noted).

Independent Auditors' Report

To the Board of Trustees of The American Funds Tax-Exempt Series II and Shareholders of the Tax-Exempt Fund of California:

We have audited the accompanying statement of assets and liabilities of The American Funds Tax-Exempt Series II-The Tax-Exempt Fund of California (the "Fund"), including the investment portfolio, as of August 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000, through August 31, 2000 and the year ended August 31, 2001 for Class B shares, and the period March 15, 2001 through August 31, 2001 for Class C and Class F shares. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The American Funds Tax-Exempt Series II-The Tax-Exempt Fund of California as of August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000 through August 31, 2000 and the year ended August 31, 2001 for Class B shares, and the period March 15, 2001 through August 31, 2001 for Class C ad Class F shares, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Los Angeles, California

October 2, 2001


OTHER SHARE CLASS RESULTS (UNAUDITED)

SHARE RESULTS: CLASS B, CLASS C AND CLASS F
Average annual compound returns for periods ended September 30, 2001 (the most recent calendar quarter):

                                          1 year   Life of class*

CLASS B SHARES
Reflecting applicable contingent deferred
sales charge (CDSC), maximum of 5%, payable
only if shares are sold                    +3.01%       +6.29%

Not reflecting CDSC                        +8.01%       +8.78%

CLASS C AND CLASS F SHARES

Results for these shares are not shown because of the brief time between their introduction on March 15, 2001, and the end of the period.

*From March 15, 2000, when B shares first became available.



Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended August 31, 2001, the fund paid a short-term capital gain distribution of $563,000 and a long-term capital gain distribution of $793,000.

Shareholders may exclude from federal taxable income any exempt-interest dividends paid from net investment income. For the purposes of computing this exclusion, 98.7% of the dividends paid from net investment income qualify as exempt-interest dividends. Any distributions paid from realized net short-term or long-term capital gains are not exempt from federal taxation.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2002 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2001 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.



BOARD OF TRUSTEES

AMBASSADOR RICHARD G. CAPEN, JR.
Rancho Santa Fe, California
Corporate director and author; former U.S.
Ambassador to Spain; former Vice Chairman,
Knight-Ridder, Inc.; former Chairman and
Publisher, The Miami Herald

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and Chief
Executive Officer, The Mission Group; former
President, Southern California Edison Company

DON R. CONLAN
South Pasadena, California
President (retired), The Capital Group
Companies, Inc.

DIANE C. CREEL
Long Beach, California
President and Chief Executive Officer,
The Earth Technology Corporation
(international consulting engineering)

MARTIN FENTON
San Diego, California
Managing Director, Senior Resource Group, LLC
(development and management of senior living communities)

LEONARD R. FULLER
Marina del Rey, California
President, Fuller Consulting
(financial management consulting firm)

ABNER D. GOLDSTINE
Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management Company

RICHARD G. NEWMAN
Los Angeles, California
Chairman of the Board and Chief Executive
Officer, AECOM Technology Corporation
(architectural engineering)

FRANK M. SANCHEZ
Los Angeles, California
Chairman of the Board and Chief Executive
Officer, The Sanchez Family Corporation dba
McDonald's Restaurants (McDonald's licensee)


OTHER OFFICERS

NEIL L. LANGBERG
Los Angeles, California
Senior Vice President of the fund
Vice President - Investment Management
Group, Capital Research and Management
Company

MICHAEL J. DOWNER
Los Angeles, California
Vice President of the fund
Senior Vice President - Fund Business
Management Group, Capital Research and
Management Company

DAVID A. HOAG
Los Angeles, California
Vice President of the fund
Senior Vice President, Capital Research
Company

EDWARD B. NAHMIAS
Los Angeles, California
Vice President of the fund
Vice President and Director, Capital Research
Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management
Group, Capital Research and Management
Company

ANTHONY W. HYNES, JR.
Brea, California
Treasurer of the fund
Vice President - Fund Business Management
Group, Capital Research and Management
Company

KIMBERLY S. VERDICK
Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President - Fund Business
Management Group, Capital Research and
Management Company

SUSI M. SILVERMAN
Brea, California
Assistant Treasurer of the fund
Vice President - Fund Business Management
Group, Capital Research and Management
Company

OFFICES OF THE FUND AND OF THE INVESTMENT
ADVISER, CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, CA 90071-1443
135 South State College Boulevard
Brea, CA 92821-5823

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 25065
Santa Ana, CA 92799-5065
P.O. Box 659522
San Antonio, TX 78265-9522
P.O. Box 6007
Indianapolis, IN 46206-6007
P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, CA 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1462

There are several ways to invest in The Tax-Exempt Fund of California. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts of $100,000 or more. Other share classes have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.74% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares are subject to annual expenses about 0.82% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, have higher expenses (about 0.06% a year) than do Class A shares and an annual asset-based fee charged by the sponsoring firm. Because expenses are first deducted from income, dividends for each share class will vary.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of The Tax-Exempt Fund of California, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2001, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Litho in USA RCG/INS/5241
Lit. No. TEFCA-011-1001

THE CAPITAL GROUP COMPANIES
Capital International
Capital Guardian
Capital Research and Management
Capital Bank and Trust
American Funds